SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  May 16, 2002
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                           EDAC TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Wisconsin
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                 (State or other jurisdiction or incorporation)

                   0-14275                     39-1515599
                   -------                     ----------
           (Commission File Number)     (I.R.S. Employer I.D. Number)


      1806 New Britain Avenue
         Farmington,  CT                             06032
      -----------------------                        -----
  (Address of Principal Executive Offices)         (Zip Code)

                                 (860) 677-2603
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              (Registrant's telephone number; including area code)

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Item  4.  Changes  in  Registrant's  Certifying  Accountant.

     On May 16, 2002, Arthur Andersen LLP ("Arthur Andersen") notified Edac Technologies Corporation (the "Company") that its client-auditor relationship with the Company has ceased and on May 21, 2002 the Company engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's auditors for the fiscal year ending December 28, 2002. The Company's Board of Directors, upon the recommendation of its Audit Committee, had previously authorized the engagement of Deloitte & Touche to replace Arthur Andersen on May 16, 2002. The Company is seeking shareholder ratification of its appointment of Deloitte & Touche at its 2002 Annual Meeting of Shareholders to be held on June 27, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 29, 2001 and December 30, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 were qualified as to uncertainty regarding the Company's ability to continue as a going concern.

     During the Company's two most recent fiscal years and through May 21, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of SEC Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated May 16, 2002, stating its agreement with such statements.

     During the Company's two most recent fiscal years and through May 21, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of SEC Regulation S-K.


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
Item  7.  Financial  Statements  and  Exhibits.

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable.

     (c)     Exhibits

             16.1 - Letter  of  Arthur  Andersen  LLP  dated  May  16,  2002, concerning  change  in  certifying  accountants.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Edac Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDAC  TECHNOLOGIES  CORPORATION
Date:  May  21,  2002
                                      BY     /s/ Ronald G. Pololizio
                                        --------------------------------
                                             Ronald G. Popolizio
                                         Executive Vice President, Chief
                                         Financial Officer and Secretary


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